BLACKROCK SERIES, INC.

BlackRock International Fund

(the “Fund”)

Supplement dated December 21, 2023 to the Statement of Additional Information (“SAI”) of the Fund,

dated September 28, 2023, as supplemented to date

Effective November 1, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

Gareth Williams, CFA and Sophie Steel are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gareth Williams, CFA	2 $86.69 Million	2 $130.35 Million	0$0	0$0	1 $34.06 Million	0 $0
Sophie Steel*	0 $0	1 $11.92 Million	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of October 31, 2023.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Gareth Williams, CFA’s compensation as of May 31, 2023 and Sophie Steel’s compensation as of October 31, 2023.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by the portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Gareth Williams, CFA	LIBOR 3 Month Index; MSCI ACWI Financials Index; MSCI All Country World ex US — Net Return
Sophie Steel	MSCI All Country World ex US — Net Return

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

The last sentence of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

The portfolio managers are eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of May 31, 2023, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Gareth Williams, CFA	$100,001-$500,000
Sophie Steel*	None

*	Information provided is as of October 31, 2023.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mr. Williams may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Williams may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-INT-1223SUP

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